SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. ____]

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under ss. 240.14a-12

CHEMBIO DIAGNOSTICS, INC.

----------------------------------------------

(Name of Registrant as Specified in Its Charter)

Not Applicable

-----------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.

Title of each class of securities to which transaction applies:

2.

Aggregate number of securities to which transaction applies:

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.

Proposed maximum aggregate value of transaction:

5.

Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.

Amount Previously Paid:

2.

Form, Schedule or Registration Statement No.:

3.

Filing Party:

4.

Date Filed:

CHEMBIO DIAGNOSTICS, INC.

3661 Horseblock Road, Suite A

Medford, NY 11763

(631) 924-1135

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 17, 2005

The Annual Meeting of Stockholders of Chembio Diagnostics, Inc. will be held on June 17, 2005 at 10:00 a.m. (local time) at the offices of Chembio Diagnostics, Inc., 3661 Horseblock Road, Suite A, Medford, New York 11763, for the following purposes:

1.

To elect a Board of Directors consisting of four Directors;

2.

To consider and vote upon a proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 100,000,000 shares;

3.

To consider and vote upon a proposal to approve our amended and renamed 1999 Equity Incentive Plan;

4.

To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of Lazar, Levine & Felix LLP to serve as our certified independent accountants for the fiscal year ending December 31, 2005; and

5.

To transact any other business that properly may come before the Annual Meeting.

Only the stockholders of record as shown on our transfer books at the close of business on May 2, 2005 are entitled to notice of, and to vote at, the Annual Meeting.  Our Annual Report for the fiscal year ended December 31, 2004 on Form 10-KSB is being mailed to stockholders with this proxy statement. The Annual Report is not part of the proxy soliciting material.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

All stockholders are extended a cordial invitation to attend the Annual Meeting.

By the Board of Directors

/s/ Lawrence A. Siebert

Medford, New York

Lawrence A. Siebert

May 11, 2005

President, Chief Executive Officer &

     Chairman of the Board

PROXY STATEMENT

CHEMBIO DIAGNOSTICS, INC.

3661 Horseblock Road, Suite A

Medford, NY 11763

(631) 924-1135

ANNUAL MEETING OF STOCKHOLDERS

To be held June 17, 2005

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chembio Diagnostics, Inc., a Nevada corporation (referred to as the “Company” or “Chembio” or “we” or “us”), to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on June 17, 2005 at the offices of Chembio Diagnostics, Inc., 3661 Horseblock Road, Suite A, Medford, New York 11763, or at any adjournment or postponement of the Annual Meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed or given to stockholders on or about May 11, 2005.

A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders. Our officers, directors, and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees.  Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons.  We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material.

VOTING SECURITIES

The close of business on May 2, 2005 has been fixed as the record date for the determination of holders of record of the Company’s $0.01 par value per share (the “Common Stock”), entitled to notice of and to vote at the Annual Meeting.  On the record date, 7,108,086 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.  A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders.  If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes.  The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

VOTING PROCEDURES

Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting.  If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration, unless a different number of votes is required by Nevada law or our Articles Of Incorporation.  Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes.  If a shareholder returns his or her proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes.  Shares in the names of brokers that are not voted on a particular matter are treated as not present with respect to that matter.

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this proxy statement regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements.  Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct.  Additional statements concerning important factors that could cause actual results to differ materially from our expectations (“Cautionary Statements”) are disclosed in the “Forward-Looking Statements—Cautionary Statements” section of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.  All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Cautionary Statements.

BENEFICIAL OWNERSHIP OF THE COMPANY’S EQUITY SECURITIES

At the Annual Meeting, holders of 7,108,086 shares of Common Stock, the number of shares of Common Stock outstanding as of the record date, will have the right to vote.  Each share, unless otherwise set forth herein, is entitled to one vote.  On May 2, 2005, there were 7,108,086 shares of Common Stock issued and outstanding.  The following table summarizes certain information as of April 20, 2005 with respect to the beneficial ownership of our Common Stock by each director, by all named executive officers, and by all officers and directors as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock.  The term “named executive officer” refers to our chief executive officer and each of our other four most highly compensated executive officers serving as of December 31, 2004 (we refer to these five individuals, collectively, as the named executive officers) for the fiscal years ended December 31, 2004, 2003 and 2002.

Unless otherwise indicated, the address for each person set forth in the table is the address of the Company, 3661 Horseblock Road, Suite A, Medford, NY  11763.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Lawrence Siebert (1)	1,846,417	24.87%
Avi Pelossof (2)	498,512	6.81%
Javan Esfandiari (3)	117,080	1.64%
Richard Bruce (4)	75,500	1.06%
Konstantin Lyashchenko (5)	10,500	0.15%
Dr. Gary Meller (6)	12,000	0.17%
Gerald A. Eppner (6)	12,000	0.17%
Alan Carus (6)	12,000	0.17%
All officers, directors and director nominees as a group (7)	2,584,009	32.68%
Mark Baum (8) 580 Second Street, Suite 102 Encinitas, California 92024	1,554,333	19.68%
Tomas Haendler (9) 31 Cogswell Lane Stamford, CT 06902	451,820	6.38%
Thunderbird Global Corporation (10) c/o The Baum Law Firm 820 Second Street, Suite 102 Encinitas, CA 92024	467,431	6.63%
Daniel Gressel (11) 460 E. 79th Street, Apt. 17B New York, NY 10021	462,501	6.52%
H.C. Wainwright & Co., Inc. (12) 245 Park Avenue, 44th Floor New York, NY 10167	390,867	5.25%

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power with respect to securities.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by him.

This table does not include convertible securities which, due to contractual restrictions, are not exercisable within 60 days of the date of this prospectus.  Specifically, at no time may a holder of shares of series A or series B preferred stock convert shares of the series A or series B preferred stock, or warrants issued in connection with the purchase of series A or series B preferred stock, if the number of shares of common stock to be issued pursuant to the conversion would exceed, when aggregated with all other shares of common stock owned by that holder at that time, the number of shares of common stock which would result in that holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act) in excess of either 4.999% or 9.999% of the then issued and outstanding shares of common stock outstanding at that time, unless the holder has provided us with sixty-one (61) days notice that the holder has elected to waive this restriction.  This contractual restriction does not apply to warrants not obtained in connection with the purchase of series A or series B preferred stock.

(1)

Includes 170,000 shares issuable upon exercise of options exercisable within 60 days and 207,566 shares issuable upon exercise of warrants.  Does not include 50,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.  Also does not include 1,937,220 shares issuable upon conversion of series A preferred stock, 2,324,666 shares issuable upon exercise of warrants, 81,967 shares issuable upon conversion of series B preferred stock and 77,868 shares issuable upon exercise of warrants because conversion of any of those shares of series A or series B preferred stock or exercise of those warrants would result in the holder beneficially owning in excess of 4.99% of the then issued and outstanding shares of common stock outstanding at that time.

(2)

Includes 250,000 shares issuable upon exercise of options exercisable within 60 days and 22,555 shares issuable upon exercise of warrants.  Does not include 50,000 shares issuable upon exercise of options that are not exercisable within the next 60 days. Also does not include 10,078 shares issuable upon conversion of series A preferred stock and 12,095 shares issuable upon exercise of warrants because conversion of any of those shares of series A preferred stock or exercise of any of those warrants would result in the holder beneficially owning in excess of 4.99% of the then issued and outstanding shares of common stock outstanding at that time.

(3)

Includes 95,000 shares issuable upon exercise of options exercisable within 60 days and 2,007 shares issuable upon exercise of warrants.  Does not include 50,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.

(4)

Includes 70,000 shares issuable upon exercise of options exercisable within 60 days and 500 shares issuable upon exercise of warrants.

(5)

Includes 5,000 shares issuable upon exercise of options exercisable within 60 days and 500 shares issuable upon exercise of warrants.

(6)

Includes 12,000 shares issuable upon exercise of options currently exercisable.  Does not include 24,000shares issuable upon exercise of options that are not exercisable within 60 days.

(7)

Includes all securities covered in footnotes (1)-(7).

(8)

Includes 850,000 shares issuable upon exercise of warrants.  Does not include 108,333 shares issuable upon conversion of series A preferred stock and 130,000 shares issuable upon exercise of warrants because conversion of any of those shares of series A preferred stock or exercise of those warrants would result in the holder beneficially owning in excess of 4.99% of the then issued and outstanding shares of common stock outstanding at that time.

(9)

Includes 38,197 shares issuable upon exercise of warrants.  Does not include 44,450 shares issuable upon conversion of series A preferred stock and 53,334 shares issuable upon the exercise of warrants because conversion of any of those shares of series A preferred stock or exercise of any of those warrants would result in the holder beneficially owning in excess of 4.99% of the then issued and outstanding shares of common stock outstanding at that time.

(10)

Does not include 251,963 shares issuable upon conversion of series A preferred stock and 302,356 shares issuable upon exercise of warrants because conversion of any of those shares of series A preferred stock or exercise of any of those warrants would result in the holder beneficially owning in excess of 4.99% of the then issued and outstanding shares of common stock outstanding at that time.  Gustavo Montilla may be deemed to have voting or investment control over the shares held by Thunderbird Global Corporation.

(11)

Includes 42,065 shares issuable upon exercise of warrants.

(12)

Includes 390,867 shares issuable upon exercise of warrants.  ZGNY Investments Limited Partnership may be deemed to have voting or investment control over the shares held by H.C. Wainwright & Co., Inc.  Bryan Zwan may be deemed to have voting or investment control over ZGNY Investments Limited Partnership.

AVAILABLE INFORMATION

Copies of our Annual Report on Form 10-KSB are being sent to each stockholder with this proxy statement.  Upon written request, we will provide, without charge, a copy of our quarterly reports on Form 10-QSB for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on May 2, 2005.  Any request for a copy of these reports should be mailed to the Secretary, Chembio Diagnostics, Inc., 3661 Horseblock Road, Suite A, Medford, NY  11763.  Stockholders may also receive copies of these reports by accessing the SEC’s website at www.sec.gov.

ITEM 1.  ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect four directors to serve as our Board of Directors. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy is required to elect each director. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management’s nominees for directors. Each of the four nominees currently is a director of the Company.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age, his positions and offices with the Company, the expiration of his term as a director and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation”, “Beneficial Ownership of the Company’s Equity Securities”, and “—Certain Transactions With Management And Principal Stockholders”.

Name	Age	Position(s) and Office(s) with the Company	Expiration of Term of Director	Initial Date as Director

Lawrence A. Siebert	48	Chief Executive Officer, President and Chairman of the Board	2005 Annual Meeting	May 2004

Dr. Gary Meller	55	Director	2005 Annual Meeting	March 2005

Gerald A. Eppner	66	Director	2005 Annual Meeting	March 2005

Alan Carus	66	Director	2005 Annual Meeting	April 2005

Lawrence A. Siebert (48), President and Director.  Mr. Siebert was elected President of Chembio Diagnostics, Inc. and a member of our board of directors in May 2004.  Mr. Siebert has been Chairman of Chembio Diagnostic Systems Inc. for approximately 12 years and its President since May 2002.  Mr. Siebert’s background is in private equity and venture capital investing.  From 1982 to 1991, Mr. Siebert was associated with Stanwich Partners, Inc, which during that period invested in middle market manufacturing and distribution companies.  From 1992 to 1999, Mr. Siebert was an investment consultant and business broker with Siebert Capital Corp. and Siebert Associates LLC, and was a principal investor in a privately held test and measurement company which was sold in 2002.  Mr. Siebert received a JD from Case Western Reserve University School of Law in 1981 and a BA with Distinction in Economics from the University of Connecticut in 1978.

Gary Meller MD, MBA (55), Director.  Dr. Meller was elected to our Board of Directors on March 15, 2005.  Dr. Meller has been the president of CommSense Inc., a healthcare business development company, since 2001.  CommSense Inc. works with clients in Europe, Asia, North America, and the Middle East on medical information technology, medical records, pharmaceutical product development and financing, health services operations and strategy, and new product and new market development.  From 1999 until 2001 Dr. Meller was the executive vice president, North America, of NextEd Ltd., a leading internet educational services company in the Asia Pacific region.  Dr. Meller also is a member of the Advisory Board of Crestview Capital Master LLC, which was the lead investor in our series B preferred stock private placement. Dr. Meller a graduate of the University of New Mexico School of Medicine and has an MBA from the Harvard Business School.

Gerald A. Eppner (66), Director.  Mr. Eppner was elected to our Board of Directors on March 15, 2005.  Mr. Eppner recently retired as a partner in the New York law firm Cadwalader, Wickersham & Taft and currently serves as Senior Counsel to the firm.  Mr. Eppner has experience in domestic and international corporate and securities law matters, concentrating on emerging growth companies, particularly those in medical and technological industries.  Mr. Eppner has been in private law practice in New York City since 1966.  For more than five years prior to 1966, Mr. Eppner was an employee of certain agencies and departments of the United States government.

Alan Carus (66), Director.  Mr. Carus is a co-founder of LARC Strategic Concepts LLC, a consulting firm dedicated to guiding emerging companies to next stage development. Prior to co-founding LARC Strategic Concepts LLC, Mr. Carus was Senior Vice President of Maritime Overseas Corporation (“MOC”) and a senior executive of Overseas Shipholding Group, Inc. (“OSG”) from 1981 to 1998, when he retired. MOC was managing agent for OSG, one of the world’s largest ship-owners. Mr. Carus was a member of OSG’s senior management committee and had senior responsibility in areas relating to administration, accounting, tax, finance, budgets, long-range projections, and human resources. He was involved in numerous acquisitions, debt and equity offerings, complex transaction structuring, and was active in the management of OSG’s major investments in the cruise industry and other development stage companies. From 1964 to 1981, Mr. Carus was with Ernst & Young (including predecessors), the last seven years as a partner. Mr. Carus has a B.B.A. from the Baruch School of Business of the City College of New York.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the stockholders vote FOR the election of the four nominees listed above.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND EXECUTIVE OFFICERS

Other Executive Officers

The following table sets forth with respect to each other executive officer, the officer’s age, the officer’s positions and offices with the Company, the expiration of his term as an officer and the period during which he has served, either the Company or Chembio Diagnostic Systems Inc.

Name	Age	Position With Company	Initial Date as Officer

Richard J. Larkin	48	Chief Financial Officer	2003

Avi Pelossof	42	Vice President Sales, Marketing and Business Development	2001

Javan Esfandiari	38	Vice President of Research & Development	2004

Rick Bruce	50	Vice President, Operations	2004

David Gates	54	Vice President of Regulatory Affairs, Quality Assurance and Quality Control	2004

Richard J. Larkin was appointed as Chief Financial Officer of Chembio Diagnostics, Inc. in May 2004.  Mr. Larkin oversees our financial activities and information systems.  Mr. Larkin has been the Chief Financial Officer of Chembio Diagnostic Systems Inc. since September 2003.  Prior to joining Chembio Diagnostic Systems Inc., Mr. Larkin served as CFO at Visual Technology Group from May 2000 to September 2003, and also led its consultancy program that provided hands-on expertise in all aspects of financial service, including the initial assessment of client financial reporting requirements within an Enterprise Resource Planning (Manufacturing) environment through training and implementation.  Prior to joining VTG, he served as CFO at Protex International Corporation from May 1987 to January 2000.  Mr. Larkin holds a BBA in Accounting from Dowling College and is a member of the American Institute of Certified Public Accountants.

Avi Pelossof joined Chembio Diagnostic Systems Inc. in 1996 and has been responsible for developing Chembio Diagnostic System’s marketing strategy and collaborations.  From 1991 to 1996, he was Managing Director and co-founder of The IMS Group, Inc., which provided strategic marketing advisory services to companies involved in Latin American markets, including Chembio Diagnostic Systems Inc.  Prior to IMS he was a Citibank Vice President in the International Corporate Finance Group focused on Latin America.  Mr. Pelossof received his MBA in finance and international business from New York University in 1986 and a BA with Distinction in economics from the University of Michigan in 1984.

Javan Esfandiari became Vice President of Research & Development in 2004.  Mr. Esfandiari co-founded, and became a co-owner of Sinovus Biotech AB where he served as Director of Research and Development concerning lateral flow technology until Chembio Diagnostic Systems Inc. acquired Sinovus Biotech AB in 2000.  From 1993 to 1997, Mr. Esfandiari was Director of Research and Development with On-Site Biotech/National Veterinary Institute, Uppsala, Sweden, which was working in collaboration with Sinovus Biotech AB on development of veterinary lateral flow technology.  Mr. Esfandiari received his B.Sc. in Clinical Chemistry and his M. Sc. in Molecular Biology from Lund University, Sweden.  He has published articles in various veterinary journals and has co-authored articles on tuberculosis serology.

Rick Bruce was hired in April 2000 as Director of Operations. He is responsible for production, maintenance, inventory, shipping, receiving, and warehouse operations.  Prior to joining Chembio Diagnostic Systems Inc., he held director level positions at Wyeth Laboratories from 1984 to 1993. From 1993 to 1998, he held various management positions in the Operations department at Biomerieux.  From 1998 to 2000, he held a management position at V.I. Technologies.  Mr. Bruce has over 25 years of operations management experience with Fortune 500 companies in the field of in-vitro diagnostics and blood fractionation.  Mr. Bruce received his BS in Management from National-Louis University in 1997.

David Gates is our Vice President of Regulatory Affairs, Quality Assurance and Quality Control.  Dr. Gates joined Chembio in August 2004.  His background includes almost twenty years of in-vitro diagnostic and medical device experience in R&D, Process Development, Regulatory Affairs and Quality Management.  During that time he has held vice-president level positions at Metrigenix, director level positions in Quality Management and Regulatory compliance at BD Diagnostic Systems, and a broad range of high-level management positions at Difco Laboratories. He earned his Regulatory Affairs Certification in 1991 and has served as an Industrial Representative to the FDA Microbiology Advisory Panel (1996-2000). He has a PhD from University of Tennessee (Microbiology) and held a post-doctoral fellowship at State University of New York at Stony Brook (Molecular/Cellular Biology).

Each of our officers serves at the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Certain Transactions With Management And Principal Stockholders

Mark L. Baum, our former President and a Director of Chembio Diagnostics, Inc. until April 2005, entered into a nine-month employment agreement with Chembio Diagnostics, Inc. beginning on May 5, 2004, pursuant to which Mr. Baum received 400,000 shares of our common stock as well as a warrant to acquire 425,000 shares of common stock at $.60 per share and a warrant to acquire an additional 425,000 shares of common stock at $.90 per share.  The warrants expire five years after the date of grant.  Pursuant to the employment agreement, Mr. Baum was to advise Chembio Diagnostics, Inc. concerning management, marketing, strategic planning, corporate structure, business operations, expansion of services, acquisitions and business opportunities, matters related to our public reporting obligations, and our overall needs through February 5, 2005.  Mr. Baum also invested $65,000 in our private placement of series A preferred stock, pursuant to which he received 2.167 shares of series A preferred stock convertible into 108,350 shares of common stock, and a warrant to purchase 130,020 shares of common stock.  Mr. Baum also owns 300,000 shares of our common stock in addition to the stock and warrants described above.  In November of 2004 as payment of dividends on the series A preferred, he received 4,333 shares of common stock.  On March 18, 2005, as compensation for Mr. Baum’s service on the Board of Directors of Chembio Diagnostics, Inc., the exercise price of Mr. Baum’s warrant to acquire 435,000 shares of common stock at $.90 per share was reduced to $.75 per share.  Mr. Baum receives no other compensation for his services on the Board of Directors.

Lawrence A. Siebert, the President and Chairman of the board of directors of Chembio Diagnostics, Inc. beginning in May 2004, and the president and chairman of Chembio Diagnostic Systems Inc. since May 2002, held two promissory notes issued by Chembio Diagnostic Systems Inc.  One note was issued on August 1, 1999 in the original principal amount of $338,125, bearing interest at a rate of 11% per annum.  The other was issued on April 25, 2001 in the original principal amount of $795,937, bearing interest at a rate of 12% per annum.  Mr. Siebert converted the entire outstanding principal amount of the 11% note and $561,875 principal amount of the 12% note into 30 shares of Chembio Diagnostics, Inc.’s series A preferred stock, together with warrants to acquire 1,800,000 shares of common stock at $.90 per share, pursuant to Chembio Diagnostics, Inc.’s private placement of its series A preferred stock on May 5, 2004.  The shares of series A preferred stock held by Mr. Siebert are convertible into 1,547,100 shares of Chembio Diagnostics, Inc.’s common stock.  The remaining debt of $234,062 held by Mr. Siebert was exchanged on December 29, 2004 into 7.80208 shares of Chembio Diagnostics, Inc.’s series A preferred stock, together with warrants to acquire 468,125 shares of common stock at $.90 per share, pursuant to the terms of Chembio Diagnostics, Inc.’s private placement of its series A preferred stock on May 5, 2004.  Approximately $236,852 of accrued interest on the debt was paid out on January 28, 2005 according to the terms of Chembio Diagnostics, Inc.’s private placement of its series B preferred stock.  Mr. Siebert also invested $50,000 in our series B preferred stock private placement pursuant to which he received 1 share of series B preferred stock convertible into 81,967 shares of common stock and a warrant to purchase 77,868 shares of common stock.

In March 2004, Mr. Siebert invested $18,700 in Chembio Diagnostic Systems Inc. pursuant to a private placement of convertible notes.  Mr. Siebert converted the entire principal amount of the note that he received, together with accrued interest thereon, into .942 shares of Chembio Diagnostics, Inc.’s series A preferred stock, together with warrants to acquire 56,520 shares of common stock at $.90 per share, pursuant to Chembio Diagnostics, Inc.’s private placement of its series A preferred stock on May 5, 2004.  In November of 2004 as payment of dividends on the series A preferred, he received 61,884 shares of common stock.  Mr. Siebert exercised a warrant to purchase 66,869 shares of common stock on December 30, 2004 at a price of $0.45 per share.  These shares were gifted by Mr. Siebert to a third party.

Mr. Siebert prior to March 22, 2004 had either advanced funds to Chembio Diagnostic Systems Inc. or paid vendors directly on behalf of Chembio Diagnostic Systems Inc. in the aggregate amount of $42,252.  The total amount so paid or advanced and not yet repaid totaled $183,720 as of December 31, 2004.

Richard J. Larkin, the Chief Financial Officer of Chembio Diagnostics, Inc., invested $10,000 in Chembio Diagnostic Systems Inc. pursuant to the March 22, 2004 private placement of convertible notes.  Mr. Larkin converted the entire principal amount of the note that he received, together with accrued interest thereon, into .504 shares of Chembio Diagnostics, Inc.’s series A preferred stock, together with warrants to acquire 30,240 shares of common stock at $.90 per share, pursuant to Chembio Diagnostics, Inc.’s private placement of its series A preferred stock on May 5, 2004.  In November of 2004 as payment of dividends on the series A preferred, he received 1,007 shares of common stock.

Avi Pelossof, the Vice President of Sales and Marketing of Chembio Diagnostics, Inc., invested $4,000 in Chembio Diagnostics, Inc. pursuant to the March 22, 2004 private placement of convertible notes.  Mr. Pelossof converted the entire principal amount of the note that he received, together with accrued interest thereon, into .202 shares of Chembio Diagnostics, Inc.’s series A preferred stock, together with warrants to acquire 22,555 shares of common stock at $.90 per share, pursuant to Chembio Diagnostics, Inc.’s private placement of its series A preferred stock on May 5, 2004.  In November of 2004 as payment of dividends on the series A preferred, he received 403 shares of common stock

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  The Company believes that during the year ended December 31, 2004, its officers, directors and holders of more than 10% of the Company’s common stock complied with all Section 16(a) filing requirements, except the following filings were filed late: (i) Form 3 for Richard J. Larkin filed on July 1, 2004; (ii) Form 3, for Avi Pelossof filed on July 2, 2004; and (iii) Form 3 for Lawrence A. Siebert filed on July 7, 2004.  This disclosure is based on a review of the forms submitted to the Company during, and with respect to, its fiscal year ended December 31, 2004.

Board of Directors and Committees

The Board of Directors did not formally meet during the fiscal year ended December 31, 2004 but rather took action by written unanimous consent and participated in discussions regarding those consents.

The Company currently does not have an audit committee because until March of 2005, the Company did not have any independent directors.  Messrs. Meller and Eppner were appointed to the Board of Directors on March 15, 2005, and Mr. Carus was appointed on April 15, 2005, and each of them has been determined to be “independent”, as that term is defined in Rule 4200 (a)(15) of the National Association of Securities Dealers’ (“NASD”) listing standards.  It is the intent of the Company that an audit committee will be formed on or before July 31, 2005 and that Mr. Carus will be the “audit committee financial expert.”  The Company, which does not have an audit committee charter at this time, intends to adopt one at the time the audit committee is established.

The Company does not have a nominating committee because it believes that at the present time the nominating functions should be relegated to the full Board which currently has a majority of independent directors.  The Company does not have a nominating committee charter.  Nominees for director will be selected or recommended by a majority of the Company’s directors.  The Company is seeking a board with a variety of experiences and expertise, and in selecting nominees it will consider business experience in the industry in which the Company operates, financial expertise, independence from transactions with the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and reputation for integrity and professionalism.  The Board will consider in good faith director candidates who meet the minimum qualifications and who are recommended by stockholders.

To be considered for nomination by the Board at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote.  Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company’s principal business address, not less than 60 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected.  Each notice of nomination of directors by a stockholder shall set forth the nominee’s name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company’s common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder.

Stockholders wishing to send communications to the Board may contact Lawrence Siebert, our CEO, President and Chairman, at the Company’s principal executive office address.  All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Audit Committee Report

As discussed above, the Company does not currently have an audit committee.  The report below is given by the Company’s full Board of Directors.  This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either of such Acts.

The Board of Directors oversees the Company’s financial reporting process.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Board, with the exception of Mr. Carus who was recently elected to the Board, reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 and the unaudited financial statements included in the Quarterly Reports on Form 10-QSB for the first three quarters of the fiscal year ended December 31, 2004.

The Board discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors’ judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the auditors with the Board under Statement on Auditing Standard No. 61, as amended.  In addition, the Board discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1.  The Board considered whether the auditors’ providing services on behalf of the Company other than audit services is compatible with maintaining the auditors’ independence.

The Board discussed with the Company’s independent auditors the overall scope and plans for their respective audits.  The Board will meet with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Board approved inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

The Board of Directors

Lawrence A. Siebert

Dr. Gary Meller

Gerald A. Eppner

Alan Carus

Executive Compensation

     Summary Compensation Table

The following table summarizes the annual compensation paid to Chembio Diagnostics, Inc.’s named executive officers for the three years ended December 31, 2004, 2003 and 2002.  The term “named executive officer” refers to our chief executive officer and each of our other four most highly compensated executive officers serving as of December 31, 2004 (we refer to these five individuals, collectively, as the named executive officers) for the fiscal years ended December 31, 2004, 2003 and 2002.

		Annual Comp	Long-Term Compensation Awards—Securities Underlying
Name and Position	Year	Salary	Stock Options
Lawrence A. Siebert, President, CEO, Chairman of Board of Chembio Diagnostic Systems Inc. (1)	2004 2003 2002	$182,789 103,846 63,000	160,000 --- ---
Avi Pelossof, Vice President of Chembio Diagnostic Systems Inc. (2)	2004 2003 2002	154,635 83,077 80,500	250,000 --- ---
Javan Esfandiari, Vice President of Chembio Diagnostic Systems Inc. (3)	2004 2003 2002	129,323 88,269 83,224	110,000 --- ---
Rick Bruce, Vice President of Chembio Diagnostic Systems Inc. (4)	2004 2003 2002	114,286 110,326 106,240	35,000 --- ---
Konstantin Lyashchenko, Research Director of Chembio Diagnostic Systems Inc. (5)	2004 2003 2002	106,365 77,885 75,500	2,500 --- ---
Mark L. Baum, President, Secretary and Director of Chembio Diagnostics, Inc. (6)	2004 2003 2002	40,000 --- ---	--- --- ---

(1)

Mr. Siebert currently is the Chairman, President and Chief Executive Officer of Chembio Diagnostics, Inc., and the President of Chembio Diagnostic Systems Inc.  The compensation information represents compensation earned while employed by Chembio Diagnostic Systems Inc.  In 2004, Mr. Siebert received, prior to May 5, 2004, 50,000 options exercisable at $0.75 and 10,000 options exercisable at $1.00.  In addition as part of his employment contract that was effective May 5, 2004, Mr. Siebert received 50,000 options with an exercise price of $1.20 per share, becoming exercisable in May 2005, and 50,000 options with an exercise price of $1.50 per share, becoming exercisable in May of 2006.

(2)

Mr. Pelossof currently is a Vice President of both Chembio Diagnostics, Inc. and Chembio Diagnostic Systems Inc.  The compensation information represents compensation earned while employed by Chembio Diagnostic Systems Inc.  In 2004, Mr. Pelossof received, prior to May 5, 2004, 40,000 options exercisable at $0.75 and 10,000 options exercisable at $1.00.  In addition as part of his contract that was effective on May 5, 2004, Mr. Pelossof received 100,000 options exercisable at $0.60 per share, becoming exercisable in May 2004, 50,000 options exercisable with an exercise price of 0.90 per share, becoming exercisable in May 2005, and 50,000 options with an exercise price of $1.35 per share becoming exercisable in May of 2006.

(3)

Mr. Esfandiari currently is a Vice President of both Chembio Diagnostics, Inc. and Chembio Diagnostic Systems Inc.  The compensation information represents compensation earned while employed by Chembio Diagnostic Systems Inc.  In 2004, Mr. Esfandiari received, prior to May 5, 2004, 30,000 options exercisable at $0.75 and 5,000 options exercisable at $1.00.  In addition as part of his contract that was effective May 5, 2004, Mr. Esfandiari received 25,000 options exercisable at $0.90 per share, becoming exercisable in May 2005, 25,000 options with an exercise price of $1.20 per share, becoming exercisable in May 2006 and 25,000 options with an exercise price of $1.50 per share becoming exercisable in May of 2007.

(4)

Mr. Lyashchenko currently is a Research Director of Chembio Diagnostic Systems Inc.  The compensation information represents compensation earned while employed by Chembio Diagnostic Systems Inc.  In 2004, Mr. Lyashchenko received, prior to May 5, 2004, 2,500 options with an exercise price of $1.00.

(5)

Mr. Bruce currently is a vice president of Chembio Diagnostic Systems Inc.  The compensation information represents compensation earned while employed by Chembio Diagnostic Systems Inc.  Mr. Bruce received, prior to May 5, 2004, 20,000 options exercisable at $0.588, 10,000 options exercisable at $0.75, and 5,000 options exercisable at $1.00.

(6)

Mr. Baum resigned as a director of Chembio Diagnostics, Inc. in April 2005.  The compensation information represents compensation earned while employed by Chembio Diagnostics, Inc.

The following table sets forth certain information regarding stock options granted to the named executive officers as of December 31, 2004.

	Individual Grants
	Number of Securities Underlying Options/ SARs	Percentage of Total Options/ SARs Granted to Employees in	Exercise or Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date
Lawrence A. Siebert	50,000	6.75%	1.20	5/27/11
Lawrence A. Siebert	50,000	6.75%	1.50	5/27/11
Lawrence A. Siebert	50,000	6.75%	0.75	5/04/11
Lawrence A. Siebert	10,000	1.35%	1.00	5/04/11
Avi Pelossof	100,000	13.51%	0.60	5/27/11
Avi Pelossof	50,000	6.75%	0.90	5/27/11
Avi Pelossof	50,000	6.75%	1.35	5/27/11
Avi Pelossof	40,000	5.40%	0.75	5/04/11
Avi Pelossof	10,000	1.35%	1.00	5/04/11
Javan Esfandiari	25,000	3.38%	0.90	5/27/11
Javan Esfandiari	25,000	3.38%	1.20	5/27/11
Javan Esfandiari	25,000	3.38%	1.50	5/27/11
Javan Esfandiari	30,000	4.05%	0.75	5/04/11
Javan Esfandiari	5,000	0.68%	1.00	5/04/11
Richard Bruce	20,000	2.70%	0.588	5/04/11
Richard Bruce	10,000	1.35%	0.75	5/04/11
Richard Bruce	5,000	0.68%	1.00	5/04/11
Konstantin Lyashchenko	2,500	0.34%	1.00	5/04/11

There were no options were exercised by the named executive officers in the last fiscal year.

Employment Agreements

Lawrence Siebert.  On May 5, 2004, Mr. Siebert and the Company entered into an employment agreement, effective May 10, 2004, which terminates on May 10, 2006.  Pursuant to the employment agreement Mr. Siebert serves as the President and Chief Executive Officer of the Company and is entitled to receive a base compensation of $150,000 per year, subject to periodic review by the Board of Directors of the Company.  Mr. Siebert is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company’s executives during the term of Mr. Siebert’s employment agreement.  If Mr. Siebert’s employment agreement is terminated by the Company without cause, or if Mr. Siebert terminates his employment agreement for a reasonable basis, including within 12 months of a change in control, the Company is required to pay as severance Mr. Siebert’s salary for six months.  Mr. Siebert has agreed for a period of two years after the termination of his employment with the Company not to induce customers, agents, or other sources of distribution of the Company’s business under contract or doing business with the Company to terminate, reduce, alter, or divert business with or from the Company.

Avi Pelossof.  On May 5, 2004, Mr. Pelossof and the Company entered into an employment agreement, effective May 10, 2004, which terminates on May 10, 2006.  Pursuant to the employment agreement Mr. Pelossof serves as the Vice President of Sales, Marketing, and Business Development of the Company and is entitled to receive a base compensation of $120,000 per year, with annual salary increases of not less than five percent, and subject to periodic review by the Board of Directors of the Company.  Mr. Pelossof is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company’s executives during the term of Mr. Pelossof’s employment agreement.  If Mr. Pelossof’s employment agreement is terminated by the Company without cause, or if Mr. Pelossof terminates his employment agreement for a reasonable basis, including within 12 months of a change in control, the Company is required to pay as severance Mr. Pelossof’s salary for six months.  Mr. Pelossof has agreed for a period of two years after the termination of his employment with the Company not to induce customers, agents, or other sources of distribution of the Company’s business under contract or doing business with the Company to terminate, reduce, alter, or divert business with or from the Company.

Javan Esfandiari.  On May 5, 2004, Mr. Esfandiari and the Company entered into an employment agreement, effective May 10, 2004, which terminates on May 10, 2007. Pursuant to the employment agreement Mr. Esfandiari serves as the Director of Research & Development for the Company and is entitled to receive a base compensation of $115,000 per year, subject to periodic review by the Board of Directors of the Company. Mr. Esfandiari is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company’s executives during the term of Mr. Esfandiari’s employment agreement. If Mr. Esfandiari’s employment agreement is terminated by the Company without cause, or if Mr. Esfandiari terminates his employment agreement for a reasonable basis, including within 12 months of a change in control, the Company is required to pay as severance Mr. Esfandiari’s salary for six months. Mr. Esfandiari has agreed for a period of two years after the termination of his employment with the Company not to induce customers, agents, or other sources of distribution of the Company’s business under contract or doing business with the Company to terminate, reduce, alter, or divert business with or from the Company.

Report on Repricing of Warrants

On March 18, 2005, the Company’s Board of Directors agreed to amend the exercise price of warrants to purchase 425,000 shares of the Company’s common stock owned by Mark L. Baum from $0.90 per share to $0.75 per share. Mr. Baum served as a member of the Company’s Board of Directors from December 11, 2003 to April 15, 2005. During that time he did not receive compensation for his time or efforts as a member of the Company’s Board of Directors.

Director Compensation

Please see "Certain Relationships and Related Transactions" for a discussion of Mr. Baum's employment agreement.  All independent directors are paid an annual retainer of $18,000, paid semi-annually, and 36,000 stock options, with an exercise price equal to the market price on the date of the grant.  One-third of each independent director's stock options are exercisable on the date of grant, one-third become exercisable on the first anniversary of the date of grant, and one-third become exercisable on the second anniversary of the date of grant.  In addition, the independent directors are paid $1,000 in cash for each meeting of the Board of Directors attended, and are paid $500 in cash for each telephonic Board of Directors meeting.  Additionally, the independent directors who are members of a committee of the Board of Directors are paid $500 in cash for each committee meeting attended, or $750 in cash for each committee meeting attended if that independent director is the committee chairman.  Upon formation of the Audit Committee of the Board of Directors, it is the Company’s intention to pay the chairman of the Audit Committee an annual retainer of $2,500, paid semi-annually.

ITEM 2.  AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

Under Nevada law, we may issue shares of our common stock only to the extent that those shares have been authorized for issuance under our Articles of Incorporation.  Our Articles of Incorporation currently authorize the issuance of 50,000,000 shares of common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.  As of May 2, 2005, 7,108,086 shares of common stock were issued and outstanding, an aggregate of 22,347,566 unissued shares were reserved for issuance upon exercise of currently outstanding options and warrants, and 20,544,348 shares were reserved for issuance upon conversion of preferred stock, leaving no shares of common stock unissued and unreserved.  Our board of directors has unanimously approved, subject to stockholder approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares.

Approval of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock.

Description of Securities

Below is a description of our common stock, our series A preferred stock, and our series B preferred stock.

Common stock

Holders of our common stock are entitled to one vote for each share held of record in all matters to be voted on by the stockholders.  Holders of common stock are entitled to receive dividends as may be legally declared from time to time by the board of directors, and in the event of our liquidation, dissolution or winding up, to share ratably in all assets remaining after payment of liabilities.  Declaration of dividends on common stock is subject to the discretion of the board of directors and will depend upon a number of factors, including our future earnings, capital requirements and financial condition.  We have not declared dividends on our common stock in the past and we currently anticipate that retained earnings, if any, in the future will be applied to the expansion and development of our business rather than the payment of dividends.  Additionally, pursuant to the certificate of designation authorizing and creating the series A preferred stock, we are restricted from paying dividends on the common stock without the approval of holders of at least three-fourths of the then outstanding shares of our series A preferred stock.

The holders of common stock have no preemptive or conversion rights and are not subject to further calls or assessments.  There are no redemption or sinking fund provisions applicable to the common stock.  Our articles of incorporation require the approval of the holders of a majority of our outstanding common stock for certain fundamental corporate actions, such as mergers and sales of substantial assets, or for an amendment to our articles of incorporation.  There exists no provision in our articles of incorporation or our bylaws that would delay, defer or prevent a change in control of Chembio Diagnostics, Inc.

Action Stock Transfer acts as our transfer agent and registrar.

Series A Preferred Stock

Dividends.

Holders of series A preferred stock are entitled to an 8% per annum dividend per share.  The dividend accrues and is payable semi-annually at our option either in cash, in shares of series A preferred stock or in shares of common stock.  Accrued but unpaid dividends are also payable upon the conversion or redemption of the shares of series A preferred stock and upon our liquidation, dissolution or winding up.

Voting Rights.

As long as any shares of series A preferred stock are outstanding, we cannot take any of the following actions without the separate class vote or written consent of at least three-fourths of the then outstanding shares of our series A preferred stock:

•

amend, alter or repeal the provisions of the series A preferred stock so as to adversely affect any right, preference, privilege or voting power of the series A preferred stock;

•

repurchase, redeem or pay dividends on shares of common stock or any other shares of our equity securities that by their terms do not rank senior to the series A preferred stock, other than de minimus repurchases from our employees in certain circumstances;

•

amend our articles of incorporation or bylaws so as to affect materially and adversely any right, preference, privilege or voting power of the series A preferred stock;

•

effect any distribution with respect to any equity securities that by their terms do not rank senior to the series A preferred stock;

•

reclassify our outstanding securities;

•

voluntarily file for bankruptcy, liquidate our assets or make an assignment for the benefit of our creditors; or

•

change the nature of our business.

In addition, as long as at least $1,000,000 of series A preferred stock is outstanding, we cannot, without the affirmative vote or consent of the holders of at least three-fourths of the shares of the series A preferred stock outstanding at the time, authorize, create, issue or increase the authorized or issued amount of any class or series of stock, except for the issuance of shares of series A preferred stock with respect to the payment of dividends on the outstanding shares of series A preferred stock.

Except with respect to items set forth above upon which the series A preferred stock shall be entitled to vote separately as a class and except as otherwise required by Nevada law, the series A preferred stock does not have any voting rights.  The common stock into which the series A preferred stock is convertible will have, upon issuance, all the same voting rights as other issued and outstanding shares of our common stock.

Conversion.

The series A preferred stock is convertible, at the option of the holders, into shares of common stock at an initial conversion price of $.60 per share.  Based on its original purchase price of $30,000.00 per share, each share of series A preferred stock is initially convertible into 50,000 shares of common stock.  The series A preferred stock is issuable in fractional shares.  The series A preferred stock contains adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassifications or similar events of our capital stock.  The series A preferred stock also provides for adjustment of the conversion price if the Company sells common stock at a price, or issues a security convertible into common stock with a conversion price, less than the then-current conversion price for the series A preferred stock.

Each share of the series A preferred stock will automatically convert into common stock on the date that the closing bid price for the common stock exceeds $1.50 for a period of ten (10) consecutive trading days, if the following conditions are satisfied:

•

such date is at least one hundred eighty (180) days following the effective date of a registration statement (the “Preferred Stock Registration Statement”) covering resale of the shares of common stock into which the series A preferred stock is convertible, and

•

the Preferred Stock Registration Statement referred to in the preceding clause has been effective, without lapse or suspension of any kind, for a period of sixty (60) days (or the common stock into which the series A preferred stock is convertible can be freely traded pursuant to Rule 144(k) under the Securities Act).

Redemption.

In the event of:

•

a consolidation, merger, or other business combination involving Chembio Diagnostics, Inc.,

•

the sale of more than 50% of our assets, or

•

the closing of a purchase, tender or exchange offer made to and accepted by holders of more than 50% of our outstanding shares of common stock,

each holder of series A preferred stock has the right to require us to redeem all or a portion of that holder’s shares of series A preferred stock at a price per share of series A preferred stock equal to 100% of the then current liquidation preference amount for the series A preferred stock, plus any accrued and unpaid dividends; provided that we will have the sole option to pay the redemption price in cash or shares of common stock.  If we elect to pay the redemption price in shares of common stock, the price per share will be based upon the lesser of the conversion price for the series A preferred stock or the closing bid price for the common stock, in each case measured on the day preceding the date of delivery of the notice of redemption by such holder.  In the event we elect to pay the redemption price in shares of common stock, demand registration rights will be granted on those additional shares.

Upon the occurrence of any of the following events:

•

the lapse or unavailability of the Preferred Stock Registration Statement,

•

the suspension from listing of the common stock for a period of seven (7) consecutive days,

•

our failure or inability to comply with a conversion request from a holder of series A preferred stock, or

•

our material breach of any of our representations or warranties contained in the series A preferred stock documentation that continues uncured for a period of ten (10) days,

each holder of series A preferred stock has the right to require us to redeem all or a portion of that holder’s shares of series A preferred stock at a price per share of series A preferred stock equal to 120% of the then current liquidation preference amount for the series A preferred stock, plus any accrued and unpaid dividends; provided that with respect to some of the triggering events referenced above, we will have the sole option to pay the redemption price in cash or shares of common stock.  If we elect to pay the redemption price in shares of common stock, the price per share will be based upon the lesser of the conversion price for the series A preferred stock and the closing bid price for the common stock, in each case measured on the day preceding the date of delivery of the notice of redemption by such holder.  In the event we elect to pay the redemption price in shares of common stock, demand registration rights will be granted on those additional shares.

Rank; Liquidation Preference.

The holders of our series A preferred stock rank prior to the holders of our common stock and, unless otherwise consented to by the holders of series A preferred stock, prior to all other classes of capital stock that we may establish, other than our series B preferred stock, with respect to the distribution of its assets upon a bankruptcy, liquidation or other similar event.  The liquidation preference for the series A preferred stock is an amount equal to $30,000.00 per share plus any accrued and unpaid dividends.

Series B Preferred Stock

Dividends.

Holders of series B preferred stock are entitled to a 9% per annum dividend per share. The dividend accrues and is payable semi-annually.  With respect to the shares purchased by Crestview Capital Master LLC, which represents $3 million of the $5 million or 60% of the series B preferred stock, the holder of those series B preferred shares has the right to elect whether the series B preferred dividend is paid in cash or in shares of series B preferred stock.  With respect to the other 40% of the shares of the series B preferred stock, the Company has the right to determine whether the series B preferred dividend will be paid in cash or in shares of series B preferred stock.  Accrued but unpaid dividends are also payable upon the conversion or redemption of the shares of series B preferred stock and upon a liquidation event.

Voting Rights.

As long as any shares of series B preferred stock are outstanding, we cannot take any of the following actions without the separate class vote or written consent of all of the then outstanding shares of series B preferred stock:

•

amend, alter or repeal the provisions of the series B preferred stock so as to adversely affect any right, preference, privilege or voting power of the series B preferred stock;

•

authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a liquidation event, senior to or otherwise pari passu with the series B preferred stock;

•

amend our articles of incorporation or bylaws so as to adversely affect any rights of the series B preferred stock;

•

increase the authorized number of shares of series B preferred stock; or

•

enter into any agreement with respect to the foregoing.

Conversion.

The series B preferred stock is convertible, at the option of the holders, into shares of our common stock at an initial conversion price of $.61 per share. Based on the original purchase price of $50,000 per share, each share of series B preferred stock is initially convertible into 81,968 shares of our common stock. The series B preferred stock is issuable in fractional shares.  The series B preferred stock contains adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassifications or similar events of our capital stock.  The series B preferred stock also provides for adjustment of the conversion price if Company sells common stock at a price, or issues a security convertible into common stock with a conversion price, less than the then-current conversion price for the series B preferred stock.

Redemption.

In the event of:

•

a consolidation, merger, or other business combination involving Chembio Diagnostics, Inc.,

•

the sale of all or substantially all of our assets,

•

the acquisition by another person of in excess of 50% of our voting securities, or

•

certain specified triggering events (involving (A) the lapse or unavailability of a registration statement covering resale of the shares of common stock underlying the series B preferred stock, (B) the suspension from listing of our common stock for a period of seven consecutive days, (C) our failure or inability to comply with a conversion request from a holder of series B preferred stock, (D) our breach of any of our representations or warranties contained in the series B preferred stock documentation that continues uncured for a period of 30 days, or (E) our becoming subject to certain bankruptcy events), each holder of series B preferred stock has the right to require us to redeem all of that holder's shares of series B preferred stock at a price per share of series B preferred stock equal to the sum of (i) the greater of (a) $65,000 or (b) the product of (x) the daily volume weighted average price of our common stock as reported on the OTC Bulletin Board on the date immediately preceding such event by Bloomberg Financial L.P. and (y) the quotient of $65,000 divided by the then current conversion price for the series B preferred stock, plus (ii) any accrued but unpaid dividends, plus (iii) all liquidated damages and other amounts due in respect of the series B preferred stock.

Rank; Liquidation Preference.

The holders of series B preferred stock rank pari passu to the holders of our series A preferred stock and prior to the holders of our common stock and, unless otherwise consented to by the holders of series B preferred stock, prior to all other classes of capital stock that we may establish, with respect to (i) the payment of dividends and (ii) the distribution of our assets upon a bankruptcy, liquidation or other similar event. The liquidation preference for the series B preferred stock is an amount equal to $50,000 per share plus any accrued and unpaid dividends and liquidated damages owing thereon.

Purpose and Effect of the Amendment

There are two purposes for the proposed amendment to the Articles of Incorporation.  The first is to authorize additional shares of common stock that the Company is obligated to reserve and have available for issuance upon conversion of securities sold or otherwise issued pursuant to our series B private placement.  This would include a total of approximately six million shares that are required to be reserved pursuant to our series B private placement as a 30% additional reserve against the approximately 20 million shares (including options, warrants, additional $1 million capital investment, etc.) that are potentially ultimately issuable pursuant to our series B private placement.  The second purpose is to authorize additional shares that could be available for future issuance in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to declare stock dividends, to provide equity incentives to employees or officers, or to issue or reserve shares of common stock for other corporate purposes.  The existing availability of additional shares of common stock would be particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and might not be able to accomplish its objective if it would need to take the time and delays necessary to obtain stockholder approval for the authorization and issuance of additional shares of common stock before being able to proceed with the transaction.

Other than existing commitments pursuant to the terms of our series B preferred stock regarding a sufficient number of authorized shares of common stock as described above, the Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought.

The increase in the number of authorized shares of common stock will not have any immediate effect on the rights of existing stockholders.  However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law and the rules of any exchange that the Company may be listed on in the future.  At the present time, the common stock is not listed with any exchange.  To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

If approved by stockholders, after the amendment is filed with the Secretary of State of Nevada, the Board of Directors will be authorized to issue additional shares of common stock at such times, to such persons and for such consideration as it may determine in its discretion, subject to limitations imposed by applicable law or the rules of any exchange on which the common stock may be listed.

One result of an increase in the number of shares of authorized common stock may be to help the Board of Directors discourage or render more difficult a change in control.  For example, the additional shares could be issued to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of, persons seeking to effect a takeover or gain control of the Company, regardless of whether the change of control is favored by a majority of unaffiliated stockholders.  We could also privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.  We are not adopting this amendment with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the Company.  We are not aware of any proposed or contemplated transaction of this type.

Other than as described herein, we have no specific plans at this time to issue additional shares of common stock.

The terms of any additional shares of common stock that are issued in the future will be identical to those of the currently outstanding shares of common stock.  This amendment, if approved, and the resulting creation of additional shares of authorized common stock will not alter the current number of issued shares nor affect the legal rights of the holders of the existing shares of common stock.  The relative rights (including voting rights) and limitations of the shares of common stock would remain unchanged as a result of this amendment, if it is approved.

Under our Articles of Incorporation, holders of our common stock do not have preemptive rights.  Accordingly, the issuance of any additional shares of common stock would have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the amount of shares issued.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the stockholders vote FOR the amendment to the Articles of Incorporation to increase the number of authorized common stock from 50,000,000 shares to 100,000,000 shares.

ITEM 3.  1999 EQUITY INCENTIVE PLAN

Background

As part of the merger, the Company adopted the 1999 Stock Option Plan (the “Plan”) of Chembio Diagnostic Systems, Inc.  The option committee has been authorized to grant options to purchase up to 1,500,000 shares of common stock pursuant to the Plan. The options become exercisable at such times and under such conditions as determined by the option committee.  The terms of the Plan concerning incentive options and non-qualified options are substantially the same except that only employees of the Company or its subsidiaries are eligible for incentive options and employees and other persons who have contributed or are contributing to the success of the Company are eligible for non-qualified options.  The Company has assumed 704,000 options outstanding from Chembio Diagnostic Systems, Inc. and currently a total of 880,000 options have been granted pursuant to the Plan.

Purpose of Amending, Restating, and Renaming the Plan

Increase in the Number of Shares Issuable Under the Plan

The Plan is intended to provide incentives to key employees and other persons who have or are contributing to the success of the Company by offering them options to purchase shares of the Company’s Common Stock.  There currently are 620,000 shares available for issuance upon exercise of options granted pursuant to the Plan.  In order to allow the Company to grant more options to purchase the Company’s Common Stock to key employees and other key individuals, the Company is asking the stockholders to approve increasing the number of shares of Common Stock issuable under the Plan, as amended and restated (the “Amended Plan”), from 1,500,000 to 3,000,000.  The increase will allow us to continue our program of providing incentives to employees.

Permit Grants to Directors

The Plan currently permits the Company to grant options to acquire Common Stock to “Key Employees” and “Key Individuals.”  The Plan specifically excludes from each of these definitions directors of the Company that are not also employees of the Company (“Non-Employee Directors”).  The Company’s board of directors believes that it is in the Company’s best interests to provide to directors, as a part of their compensation package, stock options that tie each director’s compensation to the performance of the Company’s Common Stock.  As a result, the Plan, as amended, would amend the definition of “Key Individuals” to read as follows:

Key Individual:  A person, other than an employee of the Company, who is committed to the interests of the Company.  The term “Key Individual” shall include, but not be limited to, Non-Employee Directors.

Permit Grants of Restricted Stock

We believe that our future success and our ability to remain competitive are dependent on our continuing to recruit, retain, and motive highly skilled personnel.  We are currently able to grant key employees and other key individuals stock options under the Plan.  Allowing employees to participate in owning shares of the Company’s common stock helps align objectives of our stockholders and employees, and is importing in attracting, retaining, and motivating employees.  In addition to retaining the ability to grant stock options to key individuals, the Company’s board of directors has determined that the Plan should provide the flexibility for the Board or the option committee, if it so determines, to award direct grants of shares of the Company’s Common Stock.  We believe that if any such stock grants were made, they would continue to align stockholder and employee interests, and would complement our ability to grant stock options under the Plan.  As a result, the Plan, as amended, would permit the granting of shares of the Company’s Common Stock under the Plan.  To properly reflect the Company’s ability to grant stock awards as well as stock options, the Plan, as amended, would be renamed the Company’s 1999 Equity Incentive Plan.

The 1999 Equity Incentive Plan, Generally

The following paragraphs provide a summary of the principal features of the Plan, as amended, and its operation.  This summary is qualified in its entirety by reference to the applicable provisions of the Plan, as amended, a copy of which is included herein as Attachment A.

The option committee has discretion to select the persons to whom incentive options, non-qualified options, and stock awards will be granted, the number of shares to be granted, the term of those awards and the exercise price of those options.  However, no option may be exercisable more than 10 years after the granting of the option.  There currently are approximately 50 employees eligible to receive incentive options under the Plan and an unspecified number of additional persons eligible to receive non-qualified options.  As of April 20, 2005, there were 298,250 options outstanding related to the grants of non-qualified options, of which 151,250 were excercisable.

The Board Of Directors may grant incentive options to our key employees pursuant to the Plan. There were 740,000 incentive options granted in 2004.  As of April 20, 2005, there were 880,000 exercisable options outstanding related to grants to employees, all of which were granted under the Plan.

The Plan provides that the exercise price of incentive options granted cannot be less than the fair market value of the underlying Common Stock on the date the incentive options are granted.  No incentive option may be granted to an employee who, at the time the incentive option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the incentive option granted to the employee is at least 110 percent of the fair market value of the stock subject to the incentive option, and the incentive option is not exercisable more than five years from the date of grant.  In addition, the aggregate fair market value (determined as of the date an option is granted) of the Common Stock underlying the options granted to a single employee that become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for incentive stock options.  This amount currently is $100,000.

All options granted under the Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales described in the Plan.

Stock grants are shares of the Company’s Common Stock that may be fully vested or may vest in accordance with terms and conditions established by the option committee.  Unvested shares are subject to forfeiture.  The number of shares of Common Stock subject to a stock grant granted to a participant will be determined by the option committee.

Options and stock awards granted pursuant to the Plan are not transferable during the optionee’s lifetime.  Subject to the other terms of the Plan, the option committee has discretion to provide vesting requirements and specific expiration provisions with respect to the incentive options and non-qualified options granted.

Although the Company may in the future file a registration statement to register the issuance and/or the sale by the grantees of Common Stock awarded under the Plan, as well as the issuance of the options and the issuance and/or the sale by the option holder of shares of Common Stock underlying options issued pursuant to the Plan, the Company currently plans to use the exemption from registration set forth in Section 4(2) of the Securities Act Of 1933, as amended  (the  “Securities Act”), and the rules and regulations promulgated thereunder due to the limited number, and of the relationship to the Company, of the persons currently anticipated to participate in the Plan.  Both the Common Stock awarded and the Common Stock acquired through the exercise of the Options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

In the event a change, such as a stock split, is made in the Company’s capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price of each outstanding option and in the number of shares subject to each outstanding option and stock award.  The option committee also may make provisions for adjusting the number of shares subject to outstanding options and stock awards in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company’s outstanding Common Stock.

The Board Of Directors may at any time terminate the Plan or make such amendments or modifications to the Plan that the Board Of Directors deems advisable, except that (i) no amendments may impair previously outstanding options or stock awards, and (ii) amendments that materially modify eligibility requirements for receiving options or stock awards, that materially increase the benefits accruing to persons eligible to receive options or stock awards, or that materially increase the number of shares under the Plan must be approved by the Company’s stockholders.

The incentive options issuable under the Plan are structured to qualify for favorable tax treatment provided for “incentive stock options” by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  All references to the tax treatment of the incentive options are under the Code as currently in effect.  Pursuant to Section 422 of the Code, optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an incentive option.  In addition, provided that the stock underlying the incentive option is not sold less than two years after the grant of the incentive option and is not sold less than one year after the exercise of the option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss.  An optionee also may be subject to the alternative minimum tax upon exercise of his incentive options.  The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of incentive options or the sale of the Common Stock underlying the incentive options.

Non-qualified options issued under the Plan will not qualify for the special tax benefits given to incentive options under Section 422 of the Code.  An optionee does not recognize any taxable income at the time he is granted a non-qualified option or non-qualified non-discretionary option.  However, upon exercise of these options, the optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.  The ordinary income recognized by the optionee will be treated as wages and will be subject to income tax withholding by the Company.  Upon an optionee’s exercise of a non-qualified option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the optionee provided that the Company effects withholding with respect to the deemed compensation.  Upon an optionee’s sale of shares acquired pursuant to the exercise of a non-qualified option, any difference between the sale price and the fair market value of the shares on the date when the option was exercised will be treated as long-term or short-term capital gain or loss.

If a grant of Common Stock is subject to vesting, then unless the participant elects to be taxed at the time of receipt of the award, the participant will not have taxable income upon the receipt of the award, but will recognize ordinary income equal to the fair market value of the shares of Common Stock at the time of vesting.  Any gain or loss recognized upon any later disposition of the shares of Common Stock generally will be a capital gain or loss.

The market price of the Company’s common stock as of May 2, 2005 was $0.78 per share.

Plan Benefits

Set forth below are the number of options to purchase Company Common Stock that have been received to date under the Plan by the persons and groups identified:

Name and Position	Number of Securities Underlying Options Granted Under the Plan
Lawrence A. Siebert, President, CEO, and Chairman of Board:	220,000
Avi Pelossof, Vice President:	300,000
Javan Esfandiari, Vice President:	145,000
Rick Bruce, Vice President:	70,000
Konstantin Lyashchenko, Research Director:	5,000
All current executive officers as a group:	840,000
All current Directors who are not executive officers as a group: (1)	--
All employees who are not executive officers as a group:	40,000

(1)  Non-employee Directors could not participate in the 1999 Stock Option Plan.

Except as set forth in the table above, and as is described under “Director Compensation” above for non-employee Directors, the Company has not granted, or made a determination or other commitment to grant, any other options pursuant to the Plan.  Options granted to employees are determined on a discretionary basis and therefore the number of options to be granted is not determinable in advance.

The following table sets forth information as of April 20, 2005 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	880,000	1.43	620,000
Equity compensation plans not approved by security holders	--	--	--
Total	880,000	1.43	620,000

An affirmative vote of the majority of shares represented at the meeting is necessary to approve the amendment to the Plan.

The Board Of Directors unanimously recommends that the shareholders vote FOR the amended and renamed 1999 Equity Incentive Plan.

ITEM 4.  PROPOSAL TO RATIFY THE SELECTION OF LAZAR, LEVINE & FELIX LLP

AS CERTIFIED INDEPENDENT ACCOUNTANTS

Effective June 1, 2004, the auditor client relationship between the Company and Madsen & Associates, CPA’s, Inc. ("Madsen") ceased.  Madsen previously had provided the Registrant with an audit opinion for the year ended September 30, 2003.

On June 1, 2004, the Company’s Board of Directors initially approved the engagement of the firm of Lazar Levine & Felix LLP ("Lazar") of New York, New York to serve as the Company’s certified independent accountants to audit the Company’s financial statements for the fiscal year ended December 31, 2004.  Lazar was the audit firm for Chembio Diagnostic Systems Inc. before Chembio Diagnostic Systems Inc. became our wholly-owned subsidiary in May 2004.  The formal engagement of Lazar by the Company was entered into on June 1, 2004.

Madsen did not resign or decline to stand for reelection, but was dismissed to allow the appointment of Lazar.

Madsen's audit opinion on the Company’s financial statements for the years ended September 30, 2003 and September 30, 2002 (hereinafter referred to as "Audit Years") did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to audit scope or accounting principles. Madsen's reports did include an explanatory paragraph where they expressed substantial doubt about the Company's ability to continue as a going concern.

There were no disagreements with Madsen for the Audit Years on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Additionally, there were no other reportable matters as defined in Item 304(a)(1)(iv) of Regulation S-K (or Item 304(a)(1)(iv)(B) of Regulation S-B for small business issuers), for the Audit Years.

A current report on Form 8-K was filed with the SEC on June 4, 2004 regarding the change of auditors, as amended on September 10, 2004 and September 17, 2004.

It is expected that one or more representatives of Lazar will be present at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Audit Fees

For the years ended December 31, 2004 and December 31, 2003, Lazar billed the Company $92,000 and $0, respectively, for fees for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-QSB.  Madsen billed the Company $0 for fees for the review of financial statements included in the Company’s Forms 10-QSB for the year ended December 31, 2003.

Audit-Related Fees

For the years ended December 31, 2004 and December 31, 2003, neither Lazar nor Madsen provided the Company with any assurances or related services reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported above under “Audit Fees.”

Tax Fees

For the years ended December 31, 2004 and December 31, 2003, Lazar billed the Company $14,008 and $5,387, respectively, and Madsen billed the Company $0, for professional services for tax compliance, tax advice, and tax planning.

All Other Fees

For the years ended December 31, 2004 and December 31, 2003, Lazar billed the Company $48,890 and $1,558 for fees associated with the preparation and filing of the Company’s registration statements, responses to SEC comment letters, pro forma financial statements of the reverse merger, and other related matters.  Madsen did not bill the Company for products and services other than those described above.

Audit Committee Pre-Approval Policies

The Company currently does not have an audit committee.  The Company’ Board of Directors currently approves in advance all audit and non-audit related services performed by the Company’s principal accountants.

Required Vote; Board Recommendation

An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Lazar.

The Board of Directors unanimously recommends that the stockholders vote FOR ratifying the selection of the certified public accounting firm of Lazar Levine & Felix LLP to serve as the Company’s certified independent accountants for the fiscal year ending December 31, 2005 or until the Board of Directors, in its discretion, replaces them.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

FINANCIAL AND OTHER INFORMATION – INCORPORATION BY REFERENCE

Financial and other information required to be disclosed in this proxy statement is set forth in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 under the captions "FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA," "MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," and "CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE" and is hereby incorporated herein by reference.  A copy of our Annual Report Form 10-KSB accompanies this proxy statement.

RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS;

DISCRETIONARY AUTHORITY TO VOTE PROXIES

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2005 fiscal year, proposals by individual stockholders must be received by us no later than January 11, 2006.

In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2005 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than March 27, 2006.

* * * * *

This Notice and Proxy statement are sent by order of the Board of Directors.

Dated:  May 11, 2005

/s/ Lawrence A. Siebert

Lawrence A. Siebert, President, Chief Executive Officer

  and Chairman of the Board

* * * * *

PROXY                                                                                                                                                       PROXY

CHEMBIO DIAGNOSTICS, INC.

For the Annual Meeting of Stockholders on June 17, 2005

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Lawrence A. Siebert, Richard Larkin, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. (the “Corporation”) to be held at 10:00 a.m. (local time) on June 17, 2005, at the Corporation’s offices, 3661 Horseblock Road, Suite A, Medford, New York 11763, or any adjournments thereof, on the following matters:

                    [X] Please mark votes as in this example.

1.   To elect the following four directors:

Nominees:  Lawrence A. Siebert, Dr. Gary Meller, Gerald A. Eppner, and Alan Carus.

FOR ALL NOMINEES [ ]

WITHHELD AUTHORITY FOR ALL NOMINEES [ ]

FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]

2.   To approve the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 100,000,000 shares;

[ ] FOR                   [ ] AGAINST

[ ] ABSTAIN

3.  To approve the amended and renamed 1999 Equity Incentive Plan.

[ ] FOR                   [ ] AGAINST

[ ] ABSTAIN

4.  To ratify the selection of Lazar, Levine & Felix, LLP as the Corporation’s certified independent accountants.

[ ] FOR                   [ ] AGAINST

[ ] ABSTAIN

5.  In their discretion, to vote upon an adjournment or postponement of the meeting.

[ ] YES                   [ ] NO

[ ] ABSTAIN

6.  In their discretion, to vote upon such other business as may properly come before the meeting.

[ ] YES                   [ ] NO

[ ] ABSTAIN

(Continued and to be signed on the reverse side)

1

Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, 4, 5, and 6. This proxy is solicited on behalf of the Board of Directors of Chembio Diagnostics, Inc.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW           [ ]

                                            Dated:

____________________________________

                                            Signature:

____________________________________

                                            Signature:

____________________________________

                                            Signature if held jointly

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each join owner should sign.)

2

Attachment A

CHEMBIO DIAGNOSTIC, INC.

1999 EQUITY INCENTIVE PLAN

1.

Definitions.

Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

Board:  The Board Of Directors of the Company.

Change in Control.  For purposes of this Plan, a “Change in Control” shall mean any of the following events:

(a)

An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.  A “Non-Control Acquisition” shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a “Subsidiary”), (2) the Company or any Subsidiary, or (3) any Person in connection with a “Non-Control Transaction.”

(b)

The individuals who, as of the date hereof, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the then Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c)

Approval by stockholders of the Company of:

(1)

A merger, consolidation or reorganization involving the Company, unless

(A)

the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least sixty percent of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

(B)

the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation or a corporation beneficially owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, and

(C)

no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent or more of the then outstanding Voting Securities) owns, directly or indirectly, thirty percent or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities, and

(D)

a transaction described in clauses (A) through (C) shall herein be referred to as a “Non-Control Transaction”;

(2)

A complete liquidation or dissolution of the Company; or

(3)

An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(d)

Notwithstanding anything contained in this Plan to the contrary, if the Optionee is an employee of the Company and Optionee’s employment is terminated prior to a Change in Control and the Optionee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a “Third Party”) or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control with respect to the Optionee shall mean the date immediately prior to the date of such termination of the Optionee’s employment.

Code:  The Internal Revenue Code of 1986, as amended.

Common Stock:  The $.001 par value common stock of the Company.

Company:  Chembio Diagnostics, Inc., a corporation incorporated under the laws of Nevada, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

Date Of Grant:  The date on which an Option or Stock Award, as defined below, is granted under the Plan.

Fair Market Value:  The Fair Market Value of the Option Shares (defined below).  The Fair Market Value as of any date shall be as reasonably determined by the Option Committee (defined below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday, or a holiday), on the New York Stock Exchange (“NYSE”), as reported in The Wall Street Journal, or if not reported in The Wall Street Journal, as reported in The New York Times, New York, New York or, if no last sale price for the NYSE is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by The Wall Street Journal, or if not available there, in The New York Times; provided further, that if no such published last sale price is available and a published bid price is available from one of those sources, then the Fair Market Value of the shares shall not be less than such last reported bid price for the Common Stock, and if no such published bid price is available, the Fair Market Value of such shares shall not be less than the average of the bid prices quoted as of the close of business on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee.

Incentive Options: “Incentive stock options” as that term is defined in Code Section 422 or the successor to that Section.

Key Employee:  A person designated by the Option Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include Non-Employee Directors.

Key Individual:  A person, other than an employee of the Company, who is committed to the interests of the Company.  The term “Key Individual” shall include, but not be limited to, Non-Employee Directors

Non-Employee Director:  A director of the Company who (a) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), under the Securities Act of 1933, as amended (the “1933 Act”), (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

Non-Qualified Options:  Options that are not intended to qualify, or otherwise do not qualify, as Incentive Options.  To the extent that Options that are designated by the Option Committee as Incentive Options do not qualify as “incentive stock options” under Code Section 422 or the successor to that Section, those Options shall be treated as Non-Qualified Options.

Option:  The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

Option Agreement:  The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of an Option.

Option Committee:  The Plan shall be administered by an Option Committee (the “Option Committee”) composed of the Board or by a committee of at least two directors selected by the Board; provided, however, that (a) at all times that the Company is subject to the periodic reporting requirements of the 1934 Act, if the Option Committee consists of less than the entire Board, each member shall be a Non-Employee Director and (b) to the extent necessary for any Option intended to qualify as Performance-Based Compensation to so qualify, each member of the Option Committee, whether or not it consists of the entire Board, shall be an Outside Director.  For purposes of the proviso to the preceding sentence (the “Proviso”), if one or more members of the Committee is not, in the case of clause (a) of the Proviso, a Non-Employee Director, or, in the case of clause (b) of the Proviso, an Outside Director, and, in either case, recuses himself or herself or abstains from voting with respect to a particular action taken by the Option Committee, then the Option Committee, with respect to that action, shall be deemed to consist only of the members of the Option Committee who have not recused themselves or abstained from voting.

Option Shares:  The shares of Common Stock underlying an Option granted pursuant to this Plan.

Optionee:  A Key Employee or Key Individual who receives an Option or a Stock Award.

Outside Director:  “Outside Director” shall have the meaning set forth in Section 162 of the Code or the successor to that Section and any regulations promulgated under that or the successor to that Section.

Performance-Based Compensation:  “Performance-Based Compensation” means any Option that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

Permitted Transferee:  A Permitted Transferee means, with respect to any person, such person’s immediate family, trusts solely for the benefit of such family members and partnerships in which such family members and/or trusts are the only partners.  For this purpose, immediate family of a person means the person’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

Stock Award: Shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 9 below.

Stock Award Agreement:  The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of a Stock Award.

2.

Purpose And Scope.

(a)

The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees and Key Individuals, upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

(b)

This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options and Stock Awards to Key Employees and Key Individuals, who are selected by the Option Committee based on criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company, and other matters.

3.

Administration Of The Plan.

(a)

The Plan shall be administered by the Option Committee.  The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

(b)

In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Option or Stock Award, (ii) the time at which each Option or Stock Award is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, provided that the purchase price shall be a fixed, and cannot be a fluctuating, price, (v) the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) the manner in which the Option becomes exercisable, including whether portions of the Option become exercisable at different times and including determining that, at any time, the portion not yet exercisable shall become exercisable upon the occurrence of certain events, and (vii) such other terms and conditions as the Option Committee may deem necessary or desirable.  The Option Committee also shall determine the form of Option Agreement and Stock Award Agreement to evidence each Option and Stock Award, respectively, and may amend the terms of any Option or Stock Award (subject to Section 3(d) below).

(c)

The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.  The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

(d)

The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided, however, that no such change or addition shall impair any Option or Stock Award previously granted under the Plan, and that no change that under applicable law requires the approval of stockholders may be made without such approval.

(e)

Each determination, interpretation or other action made or taken by the Option Committee, unless otherwise determined by the Board, shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest.  No member of the Option Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation.  If the Board makes a determination contrary to the Option Committee’s determination, interpretation or other action, then the Board’s determination shall be final and conclusive in the same manner.

4.

The Common Stock.

The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant, Stock Awards and Options with respect to, a total number not in excess of 3,000,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 3,000,000 shares or into which such 3,000,000 shares shall be adjusted.  All or any unsold shares subject to an Option or a Stock Award that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to Options and Stock Awards under the Plan.

5.

Eligibility.

Incentive Options may be granted only to Key Employees.  Non-Qualified Options and Stock Awards may be granted both to Key Employees and to Key Individuals.  Key Employees and Key Individuals may hold more than one Option or Stock Award under the Plan, may hold both Options and Stock Awards, and may hold Options and Stock Awards under the Plan as well as options or restricted stock awards granted pursuant to other plans or otherwise.

6.

Option Price.

The Option Committee shall determine the purchase price for the Option Shares; provided, however, that the purchase price to be paid by Optionees for the Option Shares shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date Of Grant and provided further that the purchase price shall be a fixed, and cannot be a fluctuating, price.

7.

Duration And Exercise Of Options.

(a)

Except as provided in Section 17, the option period shall commence on the Date Of Grant and shall continue for the period designated by the Option Committee up to a maximum of ten years from the Date Of Grant.

(b)

During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, subject to the following sentence and paragraph (d) of this Section 7, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option.  If the Option is an Incentive Option, it may be exercised by the guardian or personal representative of the Optionee only if the guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Code Section 422(b)(5) or the successor to that provision.  Any opinion of counsel must be both from counsel acceptable to the Option Committee and in a form acceptable to the Option Committee.

(c)

If the Optionee’s employment or affiliation with the Company is terminated for any reason except the Optionee’s death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant of the Option or thereafter, but in no case more than three months after termination.  If the Optionee’s employment or affiliation with the Company is terminated because of the Optionee’s death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee on the Date of Grant or thereafter, but in no case more than one year after termination.  Any options remaining unexercised shall expire at the later of termination or the end of the extended exercise period, if any.

(d)

Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

8.

Payment For Option Shares.

(a)

If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000, all or part of the purchase price for the Option Shares may be paid by delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee (“Previously Owned Shares”) with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash.  Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise (or such lesser period as the Option Committee may permit).  This period (the “Holding Period”) may be extended by the Option Committee acting in its sole discretion as is necessary, in the opinion of the Option Committee, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner.  At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Option Committee shall request, to establish the Optionee’s Holding Period.

(b)

If payment for the exercise of an Option is made other than by the delivery to the Company for cancellation of shares of the Common Stock, the purchase price shall be paid in cash, certified funds, or Optionee’s check.  Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company’s address, provided that a payment made by check is honored when first presented to the Optionee’s bank.

9.

Stock Awards.  Stock Awards shall be subject to the terms, conditions, and restrictions determined by the Option Committee at the time the shares of Common Stock are awarded.  The Option Committee may require the recipient to sign a Stock Award Agreement as a condition of the award.  The certificates representing the shares of Common Stock awarded shall bear such restrictive or other legends as shall be determined by the Option Committee.

10.

Change In Stock, Adjustments, Etc.

In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, spin-off, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option or Stock Award hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged.  Any securities so substituted shall be subject to similar successive adjustments.

In the event of any such changes or exchanges, (i) the Option Committee shall determine whether an adjustment should be made in the number, or kind, or option price of the shares or other securities that are then subject to an Option or Stock Award granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.

Relationship To Employment Or Position.

Nothing contained in the Plan, or in any Stock Award, Option, or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee’s employment by, position or affiliation with, or relationship to, the Company.

12.

Nontransferability Of Option.

No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the 1934 Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to Permitted Transferees of the Optionee, and for purposes of this Plan, a Permitted Transferee of an Optionee shall be deemed to be the Optionee.  The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

13.

Rights As A Stockholder.

No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.

Securities Laws Requirements.

No Option Shares or shares of Common Stock issued pursuant to a Stock Award shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the 1933 Act, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with.  Each Option Agreement, Stock Award Agreement, Option Share certificate, and certificate of shares of Common Stock issued pursuant to a Stock Award may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

15.

Disposition Of Shares.

To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows:  (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares or shares of Common Stock issued pursuant to a Stock Award will be sold or otherwise distributed in violation of the 1933 Act or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares and shares of Common Stock received pursuant to a Stock Award to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the 1934 Act, (i) he will not violate Section 16(b) of the 1934 Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

16.

Effective Date Of Plan; Termination Date Of Plan.

Subject to the approval of the Plan on or before November 9, 2000 by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Delaware, the Plan shall be deemed effective as of November 9, 1999.  The Plan shall terminate at midnight on the date that is ten years from that date, except as to Options and Stock Awards previously granted and outstanding under the Plan at that time.  No Options or Stock Awards shall be granted after the date on which the Plan terminates.  The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Stock Awards then outstanding under the Plan.

17.

Limitation On Amount Of Option.

The aggregate Fair Market Value of the Option Shares underlying all Incentive Options that have been granted to a particular Optionee and that become exercisable for the first time during the same calendar year shall not exceed $100,000, provided that this amount shall be increased or decreased, from time to time, as Code Section 422 or the successor to that Section is amended, so that this amount at all times shall equal the amount of the limitation set forth in the Code.  For purposes of the preceding sentence, Fair Market Value of the Shares underlying any particular Option shall be determined as of the Date of Grant of  that Option.

18.

Ten Percent Stockholder Rule.

No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of “parent corporation” or “subsidiary corporation”, as those terms are defined in Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant.  For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

19.

Withholding Taxes.

The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

20.

Effect Of Changes In Control.

In event of a Change In Control of the Company, then all Options and Stock Awards granted pursuant to the Plan shall become exercisable immediately at the time of such Change In Control, and, in addition, the Option Committee, in its sole discretion, shall have the right, but not the obligation, to do any or all of the following:

(a)

provide for an Optionee to surrender an Option (or portion thereof) and to receive in exchange a cash payment, for each Option Share underlying the surrendered Option, equal to the excess of the aggregate Fair Market Value of the Option Share on the date of surrender over the exercise price for the Option Share.  To the extent any Option is surrendered pursuant to this Subparagraph 20(a), it shall be deemed to have been exercised for purposes of Section 4 hereof; and

(b)

make any other adjustments, or take any other action, as the Option Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in an Optionee receiving less value than pursuant to Subparagraph 19(a) above.

21.

Other Provisions.

The following provisions are also in effect under the Plan:

(a)

The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)

Any expenses of administering the Plan shall be borne by the Company.

©

This Plan shall be construed to be in addition to any and all other compensation plans or programs.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)

The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of New York, except in those instances where the rules of conflicts of laws would require application of the laws of the State of Delaware.

* * * * *